Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                                 RULE 15d-14(b)
                                       and
                               18 U.S.C. Sec.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Thinka Weight-Loss Corporation (the "Company") on Form 10-KSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Keith Romine, Secretary, Treasurer, and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                         /s/  Keith Romine
                         ---------------------------------------
                         Keith Romine, Secretary, Treasurer, and
                         Principal Financial Officer
                         October 15, 2003


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